Exhibit 99.1

Hewlett Packard Enterprise
11445 Compaq Center West Drive
Houston, TX 77070

hpe.com

News Release Hewlett Packard Enterprise Highlights Strategic Advantages of Edge-to-Cloud Strategy
Announces FY22 Outlook:
•FY22 non-GAAP operating profit growth of 10-15% and non-GAAP diluted net earnings per share of $1.96-$2.10.
•FY22 GAAP diluted net earnings per share outlook of $1.24-$1.38.
•Free cash flow CAGR of 15-20% to deliver cumulative free cash flow of $6.5-$7.0 billion between FY22 and FY24.
•Expects to return at least 60% of free cash flow to shareholders in FY22, including approximately $625 million in dividends and at least $500 million of share repurchases.

HOUSTON, Oct. 28, 2021 – Today, Hewlett Packard Enterprise (NYSE: HPE) hosted its virtual Securities Analyst Meeting (“SAM”), where Antonio Neri, president and CEO, and Tarek Robbiati, executive vice president and chief financial officer, provided the financial outlook for fiscal year 2022 as well as details on the company’s strategy, customer trends, and long-term growth opportunities. The webcast and presentations can be found on the HPE Investor Relations Website: hpe.com/investor/SAM2021.

“In 2021, HPE has significantly advanced our strategy to become the edge-to-cloud company,” said Neri. “HPE is at the center of compelling megatrends that are driving new customer expectations and presenting new profitable growth opportunities. We are accelerating our market leadership, as customers respond to our uniquely integrated portfolio. I am proud of our progress, confident in our position, and excited about the value we will continue to deliver for our shareholders.”

In his remarks at SAM, Neri highlighted three distinct trends that have gained traction as the world continues to recover and evolve from pandemic-related impacts, including: 1) the continued explosion of data at the edge, driven by the proliferation of devices and things, which requires secure connectivity; 2) the mandate for a cloud-everywhere experience that allows customers to manage data and workloads across a distributed enterprise; and 3) the growing need to quickly extract value from data to generate insights and build new business models.

“Each of these market trends, as well as increased customer demand for consuming IT as a service, represents a significant area of addressable growth for HPE,” said Neri. “We are particularly focused on the segments that will deliver the most profitable growth, and we are actively investing in both organic and inorganic innovation to ensure we capitalize on these margin-rich opportunities.”

Neri reviewed HPE’s market leadership, innovation, and results in each of the megatrend areas, placing particular emphasis on the company’s momentum with the HPE GreenLake edge-to-cloud platform. With more than 1,100 enterprise customers, HPE GreenLake is making significant contributions to the company’s 33 percent year over year growth in Annualized Recurring Revenue (ARR) as of Q3 2021 and 46 percent as-a-service order growth.

“I would argue that no other company is positioned as strongly as we are to address the market opportunity before us,” said Neri.

Financial Update

Tarek Robbiati, executive vice president and CFO, provided a financial update including an outlook for FY22.

“We have the right edge-to-cloud strategy aligned to dominant market trends with the right financial architecture,” said Robbiati. “Our long-term financial model delivers 15-20% free cash flow growth that enables balanced investments for growth with substantial capital returns to maximize value for shareholders.”

FY22 Outlook

HPE expects FY22 financial results to continue the momentum from FY21. The company expects its revenue growth to be 3-4% in constant currency and non-GAAP operating profit growth of approximately 10-15% year-over-year. This excludes costs of approximately $1.2 billion primarily related to transformation costs, stock compensation expense and amortization of intangible assets. The company expects non-GAAP Other Income & Expense of approximately $20-40 million to be an expense, excluding income of approximately $48 million primarily from non-service net periodic benefit credits. The company expects a non-GAAP tax rate of 14% based on current tax laws.

HPE expects non-GAAP diluted net earnings per share of $1.96-$2.10. The company expects FY22 GAAP diluted net earnings per share of $1.24-$1.38. The GAAP net EPS outlook includes after-tax costs of approximately $0.72 related primarily to transformation costs, stock-based compensation expense and amortization of intangible assets. HPE expects FY22 free cash flow to be $1.8-$2.0 billion.

The company expects to return at least 60% of free cash flow to shareholders in FY22. HPE expects this to include approximately $625 million in dividends and at least $500 million in share repurchases.

Long-Term Financial Profile

HPE provided its long-term financial model for FY22-FY24. The company expects a compound annual revenue growth rate of 2-4%, adjusted for currency. The prior three-year view was 1-3%. The company expects the growth drivers to be Edge, High Performance Compute & Artificial Intelligence, and the as-a-Service businesses. The company expects as-a-Service ARR growth to accelerate to 35-45% to more than $2.3 billion in FY24 revenue.

The company expects its progress on its strategic imperatives will translate into a stronger financial architecture including sustainable, profitable growth and increasing recurring revenue at higher gross margins over time. The company expects compound annual non-GAAP operating profit growth rate of 8-10% driven by investments in key growth areas and an optimized operating model, which will be slightly offset by Other Income and Expense. HPE expects non-GAAP diluted net EPS to grow at a compound annual growth rate of 7-9%.

HPE expects a free cash flow compound annual growth rate of 15-20% from the mid-point of our current FY21 outlook to deliver cumulative free cash flow from FY22-FY24 of $6.5-$7.0 billion.

The company will balance long term revenue and free cash flow growth with consistent returns to shareholders, including both dividends and significant share repurchases.

Webcast details

A webcast of today’s event, along with management presentations and other materials, are available on the Investor Relations website at investors.hpe.com.

This press release contains only a summary of some of the information presented at today’s event and should be read in conjunction with the management presentations and other materials made available on that website.

About Hewlett Packard Enterprise

Hewlett Packard Enterprise (NYSE: HPE) is the global edge-to-cloud company that helps organizations accelerate outcomes by unlocking value from all of their data, everywhere. Built on decades of reimagining the future and innovating to advance the way people live and work, HPE delivers unique, open and intelligent technology solutions delivered as a service – spanning Compute, Storage, Software, Intelligent Edge, High Performance Computing and Mission Critical Solutions – with a consistent experience across all clouds and edges, designed to help customers develop new business models, engage in new ways, and increase operational performance. For more information, visit: www.hpe.com.

Use of non-GAAP financial information

To supplement Hewlett Packard Enterprise’s financial information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides forecasts of revenue adjusted for currency, as well as non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share, free cash flow financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, where available, are included in the slides presented at the 2021 Securities Analyst Meeting, which will be available for a period of one year thereafter at http://hpe.com/investor/sam2021. Hewlett Packard Enterprise provides certain guidance on a non-GAAP basis, as the company cannot predict some elements that are included in reported GAAP results. Refer to the discussion of non-GAAP financial measures below for more information. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise” below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit growth, diluted net earnings per share, other income and expenses, and cash flow from operations in accordance with GAAP.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise

Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP.

Compensation for limitations associated with use of non-GAAP financial measures

Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of certain non-GAAP financial measures to its most directly comparable GAAP measure in other written materials that include these non-GAAP financial measures accompanying this news release, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

Hewlett Packard Enterprise believes that providing forecasts of revenue adjusted for currency, non-GAAP operating profit, non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share, free cash flow financial measures to investors in addition to certain related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

Forward-looking statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the scope and duration of the novel coronavirus (“COVID-19”) pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the world economy, any projections of revenue, margins, expenses, effective tax rates, the impact of the U.S. Tax Cuts and Jobs Act of 2017, net earnings, net earnings per share, cash flows, backlog, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings, restructuring charges, or other transformation actions; any statements of the plans, strategies and objectives of management for future operations, as well as the execution of corporate transactions or contemplated acquisitions, transformation and restructuring plans and any resulting benefit, cost savings or restructuring charges, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former Parent; risks associated with Hewlett Packard Enterprise’s international operations (including pandemics and public health problems, such as the outbreak of COVID-19); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients and partners, including any impact thereon resulting from events such as the COVID-19 pandemic; the hiring and retention of key employees; execution, integration and other risks associated with business combination and investment transactions; and the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of Hewlett Packard Enterprise's business) and the anticipated benefits of the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as applicable.

As in prior periods, the financial information set forth in this press release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the Hewlett Packard Enterprise Annual Report on Form 10-K for the fiscal year ended October 31, 2021. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Editorial Contact:
Katherine Ducker
katherine.b.ducker@hpe.com

Investor Relations Contact:
Andrew Simanek, HPE
investor.relations@hpe.com